EXHIBIT 32.2

SECTION 1350 CERTIFICATION

I, Eugene K. Rowehl, the Principal Financial Officer of Kimball Hill, Inc. (the “Company”), persuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that based on my knowledge the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2006, filed with the Securities and Exchange Commission: (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EUGENE K. ROWEHL
Eugene K. Rowehl,
Senior Vice President and Chief Financial Officer

Date: May 15, 2006